3: SECURITIES AND EXCHANGE COMMISSION

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2002 (March 1, 2002)
SEQUA CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-804	13-1885030
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, New York, New York		10166
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (212) 986-5500
None
(Former name or former address, if changed since last report.)

Item 5. Other Events.
Registrant's press release dated March 1, 2002 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is filed herewith and incorporated herein by reference:

20. Press release of Registrant dated March 1, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUA CORPORATION

By:______________________________
Howard M. Leitner
Senior Vice President, Finance

Dated: March 4, 2002

EXHIBIT INDEX

Number Description

20. Press release of Registrant dated March 1, 2002.